Exhibit 32.2

PRINCIPAL FINANCIAL OFFICER’S CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Techpoint, Inc. (the “Company”) on Form 10-Q for the quarter ended June 30, 2022 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Maureen A. Monahan certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 9, 2022	By:	/s/ Maureen A. Monahan
Maureen A. Monahan
Chief Financial Officer and Vice President of Administrations (Principal Financial Officer)

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